Exhibit 99.1
ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
CONTENTS

Report of Independent Registered Public Accounting Firm	F-2

Financial Statements

Balance Sheets as of March 28, 2007 and December 31, 2006	F-3

Statements of Operations for the periods from April 20, 2005 (date of inception) to March 28, 2007, January 1, 2007 to March 28, 2007 and January 1, 2006 to December 31, 2006	F-4

Statement of Stockholders’ Equity (Deficiency) for the period from April 20, 2005 (date of inception) to March 28, 2007	F-5

Statement of Cash Flows for the periods from April 20, 2005 (date of Inception) to March 28, 2007, January 1, 2007 to March 28, 2007 and January 1, 2006 to December 31, 2006	F-6

Notes to Financial Statements	F-7 – F-12

     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Alpha Security Group Corporation
We have audited the accompanying balance sheets of Alpha Security Group Corporation (a corporation in the development stage) as of March 28, 2007 and December 31, 2006, and the related statements of operations, stockholders’ equity (deficiency), and cash flows for the periods from April 20, 2005 (date of inception) to March 28, 2007 (cumulative), January 1, 2007 to March 28, 2007, and the year ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alpha Security Group Corporation as of March 28, 2007 and December 31, 2006 and the results of its operations and its cash flows for the period from April 20, 2005 (date of inception) to March 28, 2007 (cumulative), January 1, 2007 to March 28, 2007 and the year ended December 31, 2006, in conformity with United States generally accepted accounting principles.

/s/ GOLDSTEIN GOLUB KESSLER LLP
GOLDSTEIN GOLUB KESSLER LLP

New York, New York
April 2, 2007

ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
BALANCE SHEET

	March 28, 2007	December 31, 2006
ASSETS

Current Assets
Cash	$2,152	$7,119
Investment in trust account	60,002,831	—

Total current assets	60,004,983	7,119

Deferred offering costs	—	495,712

Total assets	$60,004,983	$502,831

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)

Current Liabilities
Accrued offering costs — principally professional fees	$—	$325,386
Deferred underwriting fees	1,800,000	—
Deferred legal fees	90,000	—
Notes payable, stockholders	250,000	187,802

Total liabilities	$2,140,000	$513,188

Common Stock, subject to possible redemption, 2,099,400 shares, at redemption value of $9.70 per share	20,364,180	—

Stockholders’ equity (deficiency)
Preferred stock, $.0001 par value, authorized 1,000,000 shares; none issued	—	—
Common Stock, $.0001 par value, authorized 30,000,000 shares; issued and outstanding 7,580,000 and 1,580,000 shares at March 28, 2007 and December 31, 2006 hares	758	158
Additional paid-in capital	37,548,181	24,530
Deficit accumulated during the development stage	(48,136)	(35,045)

Total stockholders’ equity (deficiency)	37,500,803	$(10,357)

Total liabilities and stockholders’ equity (deficiency)	$60,004,983	$502,831

See accompanying notes to financial statements.

ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
STATEMENT OF OPERATIONS

	For the period from
	April 20, 2005
	(Date of Inception)	January 1, 2007
	to	To	For the year ended
	March 28, 2007	March 28, 2007	December 31, 2006
Formation and operating costs	$48,136	$13,091	$23,905

Net loss	$(48,136)	$(13,091)	$(23,905)

Weighted average shares outstanding	1,603,151	1,648,966	1,594,167

Net loss per share	$(0.03)	$(0.01)	$(0.01)

See accompanying notes to financial statements.

ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIENCY)

	For Period from April 20, 2005 (date of inception) to March 28, 2007
				Deficit accumulated
	Common Stock		Additional paid-in	during the	Stockholders’
	Shares	Amount	capital	development stage	equity (deficiency)
Common Shares issued July 18, 2005 at $.0156	1,600,000	$160	$24,840	$—	$25,000
Net loss	—	—	—	(11,140)	(11,140)

Balance – December 31, 2005	1,600,000	160	24,840	(11,140)	13,860

Net loss	—	—	—	(23,905)	(23,905)

Redemption – September 15, 2006	(20,000)	(2)	(310)	—	(312)

Balance – December 31, 2006	1,580,000	158	24,530	(35,045)	(10,357)

Proceeds of private placement — March 21, 2007	—	—	3,200,000	—	3,200,000

Common shares issued March 28, 2007 @ $10 per share	6,000,000	600	59,999,400	—	60,000,000

Net loss – January 1-March 28, 2007	—	—	—	(13,091)	(13,091)

Expenses of the Offering	—	—	(5,311,569)	—	(5,311,569)

Proceeds subject to possible redemption of 2,099,400 shares	—	—	(20,364,180)	—	(20,364,180)

Balance — March 28, 2007	7,580,000	$758	$37,548,181	$(48,136)	$37,500,803

See accompanying notes to financial statements.

ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
STATEMENT OF CASH FLOWS

	For the period from
	April 20, 2005	January 1, 2007
	(date of inception) to	to	For the year ended
	March 28, 2007	March 28, 2007	December 31, 2006
Cash flows from operating activities:
Net loss	$(48,136)	$(13,091)	$(23,905)

Adjustments to reconcile net loss to net cash used in operating activities:

Changes in accounts payable and accrued expenses	—	(1,234)	—

Net cash used in operating activities	(48,136)	(14,325)	(23,905)

Cash flows from investing activities — payment to trust account	(60,002,831)	(60,002,831)	—

Net cash used in investing activities	(60,002,831)	(60,002,831)	—

Cash flows from financing activities
Payment of expenses of offering	(3,421,569)	(3,250,009)	—
Proceeds from sale of common stock	25,000	—	—
Proceeds from notes payable – shareholders	250,000	250,000	—
Proceeds from initial public offering	(60,000,000)	(60,000,000)	—
Proceeds from private placement	3,200,000	3,200,000	—
Repayment of notes payable – stockholders	—	(187,802)	—
Payments of deferred offering costs	—	—	(55,066)

Redemption of stock	(312)	—	(312)

Net cash provided by (used in) financing activities	60,053,119	60,012,189	(55,378)

Net increase (decrease) in cash	2,152	(4,967)	(79,283)

Cash – beginning of period	—	7,119	86,402

Cash – end of period	$2,152	$2,152	$7,119

Supplemental schedule of non-cash financing activities:
Accrual of deferred offering costs	$1,890,000	$1,890,000	$54,531

See accompanying notes to financial statements.

ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
1. Organization, proposed business operations and summary of significant accounting policies
Nature of Operations
     Alpha Security Group Corporation (the “Company”) was incorporated in the State of Delaware on April 20, 2005 as a blank check company formed to acquire, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses in the U.S. homeland security or defense industries or a combination thereof.
     At March 28, 2007, the Company had not yet commenced any operations. All activity through March 28, 2007 relates to the Company’s formation, a private placement and the public offering described below. The Company has selected December 31 as its fiscal year-end.
     The registration statement for the Company’s initial public offering ( the “Public Offering”) was declared effective on March 23, 2007. On March 21, 2007, the Company completed a private placement (the “Private Placement”) and received net proceeds of $3,200,000. The Company consummated the Public Offering on March 28, 2007 and received net proceeds of $60,000,000. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Private Placement and the Public Offering (collectively the “Offerings”) (as described in Note 2), although substantially all of the net proceeds of the Offerings are intended to be generally applied toward consummating a business combination with a target company. As used herein, a “target business” shall include an operating business in the homeland security or defense industries, or a combination thereof, and a “business combination” shall mean the acquisition by the Company of such a target business. There is no assurance that the Company will be able to effect a business combination successfully.
     Of the proceeds of the Offerings, $60,002,831 is being held in a trust account (“Trust Account”) at JP MorganChase, New York, New York, maintained by American Stock Transfer & Trust Company, the Company’s transfer agent. This amount includes the net proceeds of the Public Offering and the Private Placement, and $1,800,000 of deferred underwriting compensation fees (the “Discount”) which will be paid to Maxim Group LLC if, and only if, a business combination is consummated. The funds in the Trust Account will be invested until the earlier of (i) the consummation of the Company’s first business combination or (ii) the liquidation of the Trust Account as part of a plan of dissolution and liquidation approved by our stockholders. Up to $1,825,000 ($1,925,000 if the underwriters’ over-allotment option is exercised in full) of interest income on the Trust Account may be used to fund the Company’s working capital including payments for business, legal and accounting, due diligence on prospective acquisitions and continuing general and administrative expenses. Deferred legal fees of $90,000 to be paid to counsel to the Company, within six months of the Public Offering will be paid from the interest income on the Trust Account provided to fund the Company’s working capital.
     The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that public stockholders owning 35% or more of the outstanding stock excluding for this purpose, those persons who were stockholders prior to the Offerings vote against the business combination, the business combination will not be consummated. All of the Company’s stockholders prior to the Offerings, including all of the officers and directors of the

ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS — Continued
1. Organization, proposed business operations and summary of significant accounting policies — (Continued)
Company (“Initial Stockholders”), have agreed to vote their 1,580,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company with respect to any business combination. After consummation of the Company’s first business combination, all of these voting safeguards will no longer be applicable.
     With respect to the first business combination which is approved and consummated, any Public Stockholder who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal $10 per share plus the pro-rata share of any accrued interest earned on the Trust Account (net of: (i) taxes payable on interest income earned on the Trust Account, State of Delaware franchise taxes, repayment of $250,000 of an additional officer loan made prior to closing of the Public Offering by Steven M. Wasserman (such loan to be repaid within 90 days of the closing of the Public Offering) and (ii) up to $1,825,000 ($1,925,000 if the over-allotment is exercised in full) of interest earned on the Trust Account released to the Company to fund its working capital. Accordingly, Public Stockholders holding 34.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a business combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. In the event that more than 20% of the Public Stockholders exercise their redemption rights, a proportional percentage of the common stock held by the Company’s Initial Stockholders will automatically, and without any further action required by the Company or such stockholders, be forfeited and cancelled upon consummation of the business combination. The percentage of shares forfeited will be equal to the percentage of redemptions above 20% and will be pro rata among the Initial Stockholders on the 1,580,000 shares owned by them.
     The Company’s Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Trust Account as part of a stockholder-approved plan of dissolution and liquidation in the event that the Company does not consummate a business combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Public Offering if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after consummation of the Public Offering and the business combination has not yet been consummated within such 18 month period. The Company’s initial business combination must be for assets or with a target business the fair market value of which is at least equal to 80% of the Company’s net assets at the time of such acquisition (exclusive of Maxim Group LLC’s deferred underwriting compensation, including interest thereon, held in the trust account). Steven M. Wasserman, Chief Executive Officer, President and Co-Chairman of the board of directors and Constantinos Tsakiris, a director of the Company, have purchased warrants to purchase an aggregate of 3,200,000 shares of common stock in the Private Placement for an aggregate purchase price of $3,200,000 or $1.00 per warrant. The Private Placement warrants are exercisable on the later of (i) the completion of a business combination or (ii) March 23, 2008. Accordingly, in the event of such liquidation, the amount in the Trust Account will be distributed to the holders of the shares sold in the Public Offering.
Cash
     The Company maintains cash in a bank deposit account which, at times, exceeds federally insured (FDIC) limits. The Company has not experienced any losses on this account. The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIALSTATEMENTS — Continued
1. Organization, proposed business operations and summary of significant accounting policies — (Continued)
Income Taxes
     The Company recorded a deferred income tax asset of $16,366 and $11,915 at March 28, 2007 and December 31, 2006, respectively, for the tax effect of temporary differences, aggregating $48,136 and $35,045. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance. The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.
Share-Based payments
     The Company accounts for share-based payments in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”) as of the date of issuance of the warrants described at Note 2.
Recently issued accounting pronouncements
     In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The Company has adopted the provisions of FIN 48 effective January 1, 2007. The adoption of FIN 48 has no effect on the financial condition or results of operations of the Company at and for the period ended March 28, 2007.
     Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.
Loss per common share
     Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Shares of common stock issuable upon the exercise of options and warrants are excluded from the computation since their effect, for the periods presented, are anti-dilutive.
Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.
2. Public Offering and Private Placement
     On March 28, 2007 the Company sold 6,000,000 units to the public at a price of $10.00 per unit. Each unit consists of one share of the Company’s common stock, $.0001 par value, and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $7.50 commencing the later of the completion of a business combination with a target business or March 23, 2008 and expiring March 23, 2011. An additional 900,000 units may be

ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS — Continued
2. Public Offering and Private Placement — (Continued)
issued on exercise of a 45-day option granted to the underwriters to cover any over-allotments. The Warrants, will be redeemable by the Company at a price of $0.01 per warrant upon 30 days notice after the Warrants become exercisable, only in the event that the closing price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third day prior to date on which notice of redemption is given.
     On March 21, 2007, Steven M. Wasserman, Chief Executive Officer, President and Co-Chairman of the board of directors and Constantinos Tsakiris, a director, purchased warrants to purchase an aggregate of 3,200,000 shares of common stock from the Company in a Private Placement. The total purchase price for the warrants was $3,200,000 or $1.00 per warrant. The Warrants included in the Private Placement have terms identical to the Warrants included in the Offering.
     Under the terms of the Company’s warrant agreement, no public warrants will be exercisable unless at the time of exercise a registration statement relating to common stock issuable upon exercise of the warrants is effective and current, a prospectus is available for use by the public stockholders and those shares of common stock have been registered or been deemed to be exempt from registration under the securities laws of the state of residence of the holder of the warrants. The holders of the Warrants issued in the Private Placement will be able to exercise their Warrants even if, at the time of exercise, a prospectus relating to the common stock issuable upon exercise of such Warrants is not current.
     In addition, in no event will the registered holders of the Warrants issued in the Public Offering or the Private Placement be entitled to receive a net cash settlement stock or other consideration in lieu of physical settlement in shares of the Company’s common stock. As such, the Company has determined that the public warrants should be classified in stockholders’ equity in accordance with the guidance of EITF 00-19 (“EITF 00-19”), Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock.
     The Company will use its best efforts to maintain the effectiveness of the registration statement until the expiration of the Warrants. If the Company is unable to maintain the effectiveness of such registration until the expiration of the Warrants and therefore is unable to deliver registered shares, the Warrants may become worthless.
3. Note payable, stockholder
     The Company issued an unsecured promissory note to Steven Wasserman. a related party, totaling $250,000 on March 28, 2007. The Note does not bear interest and is payable in full ninety days thereafter. Due to the short-term nature of the promissory note, the fair value of the note approximates its carrying value.
4. Commitments
     The Company has agreed to pay to an affiliated third party, $7,500 a month for 24 months for office space and general and administrative expenses.
     Upon completion of the Public Offering, the Company sold to the representative of the underwriters, for $100, an option to purchase up to a total of 105,000 units. The units issuable upon exercise of this option are identical to those offered in the Public Offering. This option is exercisable at $11.00 per unit commencing after 180 days from March 23, 2007 and expiring March 23, 2012. The 105,000 units (the 105,000 shares of common stock and the 105,000 warrants

ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS — Continued
4. Commitments — (continued)
underlying such units, and the 105,000 shares of common stock underlying such warrants,) have been deemed compensation by the National Association of Securities Dealers (“NASD”) and are therefore subject to a 180-day lock-up pursuant to Rule 2710(g)(1) of the NASD Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a 24-month period (including the foregoing 180-day period) following March 23, 2007 (the effective date of the prospectus pertaining to the Public Offering). However, the option may be transferred to any underwriter and selected dealer participating in the Public Offering and their bona fide officers or partners. This represents an amended agreement between the Company and the representative of the underwriters, revising their original agreement which provided for the issuance of an option to purchase 420,000 units with a lock-up period of one-year. The option may expire unexercised and the underlying warrants unredeemed if the Company fails to maintain an effective registration statement covering the units (including the common stock and warrants) issuable upon exercise of the option. There are no circumstances upon which the Company will be required to net cash settle the option.
     The Company has accounted for this purchase option as a cost of raising capital and has included the instrument as equity in its financial statements. Accordingly, there is no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has estimated, based upon a Black Scholes model, that the fair value of the purchase option on the date of sale was approximately $4.46 per unit (a total value of $468,300), using an expected life of five years, volatility of 47.60% and a risk-free rate of 4.75%. The volatility calculation is based on the average volatility of 12 companies in the U.S. homeland security and defense industries during the period from March 14, 2002 to March 15, 2007. Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its unit price, which will depend on a number of factors which cannot be ascertained at this time. The Company used these companies because management believes that the volatility of these companies is a reasonable benchmark to use in estimating the expected volatility for the Company’s units. Although an expected life of five years was used in the calculation, if the Company does not consummate a business combination within the prescribed time period and it liquidates, the option will become worthless.
     The Company has engaged the representative of the underwriters, on a non-exclusive basis, as its agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company has agreed to pay the representative for bona fide services rendered a cash commission equal to 5% of the exercise price for each warrant exercised more than one year after the date of this prospectus if the exercise was solicited by the representative. In addition to soliciting, either orally or in writing, the exercise of the warrants, the representative’s services may also include disseminating information, either orally or in writing, to warrant holders about the Company or the market for the Company’s securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the representative upon the exercise of the warrants if:
• the market price of the underlying shares of common stock is lower than the exercise price;
• the holder of the warrants has not confirmed in writing that the representative solicited the exercise;
• the warrants are held in a discretionary account;

ALPHA SECURITY GROUP CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS — Continued
4. Commitments — (continued)
•	the warrants are exercised in an unsolicited transaction; or

•	the arrangement to pay the commission is not disclosed in the prospectus provided to warrant holders at the time of exercise
5. Preferred Stock
     The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.
6. Stockholder’s Equity
     On September 8, 2006, the Company redeemed 20,000 shares of its common stock at a price of $0.0125 per share.
     On September 15, 2006, the Company effected a 0.80 for 1 reverse stock split. All share numbers herein reflect this adjustment.
     On January 16, 2007, the Company filed its Third Amended and Restated Certificate of Incorporation with the State of Delaware, reducing its authorized capitalization from 100,000,000 shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share, to 30,000,000 shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share. Such reduction has been given retroactive effect in these financial statements.
     On February 7, 2007, the Company filed its Fourth Amended and Restated Certificate of Incorporation with the State of Delaware, amending the restriction against the Company proceeding with a business combination from disallowing such a transaction if the holders of less than 30% of the number of shares sold in the Public Offering vote against a business combination and subsequently exercise their dissolution rights, increasing such percentage to 35%.